UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2013

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact Name of Registrant as Specified in its Charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Pier 1, Bay 1,

San Francisco, California 94111

(Address of Principal Executive Offices, including Zip Code)

(415) 394-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On February 15, 2013, we announced that we completed the initial public offering for our real estate investment trust in Japan on February 14, 2013. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit
Number	Description

99.1	Prologis, Inc. Press Release dated February 15, 2013.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prologis, Inc. (Registrant)

Date: February 15, 2013	By:	/s/ Michael T. Blair
	Name:	Michael T. Blair
	Title:	Managing Director and Deputy General Counsel

Prologis, L.P. (Registrant)

	BY:	Prologis, Inc,
Its general partner

Date: February 15, 2013	By:	/s/ Michael T. Blair
	Name:	Michael T. Blair
	Title:	Managing Director and Deputy General Counsel